SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

ML CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	33-184636	33-1219511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16810 East Avenue of the Fountains, Suite 120, Fountain Hills, Arizona 85268

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (480) 816-5308

________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to ML Capital Group, Inc., a Nevada corporation, unless otherwise stated.

ITEM 8.01 OTHER EVENTS

The Financial Industry Regulatory Authority (FINRA) has set April 9, 2015 as the Effective Date for the Company’s reverse stock split wherein for each 4,000 shares of the Company’s Common Stock held, each holder of the Company’s Common Stock shall receive one (1) new share of the Company’s Common Stock with all fractional shares rounded up to the next whole share (the “Reverse Split”).

The Company’s Board of Directors and a majority of the holders of a majority of the outstanding voting rights of the Company’s capital stock approved the Reverse Split in accordance with the Nevada General Corporation Law.

The Reverse Split was undertaken only after the Company’s Board of Directors considered several other alternatives and determined that the Reverse Split may allow the Company a better opportunity, if market conditions allow, for the Company to better implement the Company’s business plan. In recent months the market price of the Company’s Common Stock has been trading at levels that have limited the ability of the Company to raise capital And otherwise limited management’s ability to meet the Company’s financial goals.

However, there can be no assurance that the Reverse Split will result in a stock price that is the inverse of the Reverse Split. The trading market for the Company’s Common Stock is limited and sporadic. There also has been only a limited amount of liquidity in the trading market in recent months and there can be no assurance that any liquid continuous trading market will develop or, if it does develop, that it can be maintained.

The Company is a small company with limited managerial and financial resources and the Company is subject to market, regulatory, and competitive pressures over which it has little or no control.

ITEM 7.01 REGULATION FD DISCLOSURE

As stated above, on April 9, 2015, has set April 9, 2015 as the Effective Date for the Company’s reverse stock split wherein for each 4,000 shares of the Company’s Common Stock held, each holder of the Company’s Common Stock shall receive one (1) new share of the Company’s Common Stock with all fractional shares rounded up to the next whole share (the “Reverse Split”).

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Capital Group, Inc.

Date: April 9, 2015	By:	/s/ Lisa Nelson
Lisa Nelson
President, Chief Executive Officer and Secretary